Schedule K.1


Northeast Utilities Consolidated
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)


                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt                  1,043     4,448     61,966    119,484    177,001    234,519    223,910    213,302    202,693
Long-Term Debt               2,928,657 2,955,134  2,996,818  3,038,501  3,080,185  3,121,869  3,170,517  3,219,165  3,267,813
Preferred Stock                116,200   116,200    116,200    116,200    116,200    116,200    116,200    116,200    116,200
                             ------------------------------------------------------------------------------------------------
Other Debt and Preferred     3,045,900 3,075,782  3,174,984  3,274,185  3,373,386  3,472,588  3,510,627  3,548,666  3,586,705
  Stock

Rate Reduction Bonds         1,591,944 1,546,490  1,496,152  1,449,761  1,399,143  1,350,502  1,296,693  1,247,175  1,193,192

Common Equity                2,318,909 2,331,366  2,354,281  2,377,196  2,400,111  2,423,026  2,498,217  2,573,409  2,648,600
                             ------------------------------------------------------------------------------------------------
Total Capitalization         6,956,753 6,953,638  7,025,416  7,101,142  7,172,641  7,246,116  7,305,537  7,369,249  7,428,497
                             ================================================================================================


Other Debt and Preferred          43.8%     44.2%      45.2%      46.1%      47.0%     47.9%      48.1%      48.2%      48.3%
  Stock
Rate Reduction Bonds              22.9%     22.2%      21.3%      20.4%      19.5%     18.6%      17.7%      16.9%      16.1%
Common Equity                     33.3%     33.5%      33.5%      33.5%      33.5%     33.4%      34.2%      34.9%      35.7%
                             ------------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                             ================================================================================================




Northeast Utilities Consolidated
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)


                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                            ---------- ---------- ---------- ---------- ----------
SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt               192,084    226,276    260,468    294,660    328,852
Long-Term Debt              3,316,460  3,370,201  3,423,943  3,477,684   3,531,425
Preferred Stock               116,200    116,200    116,200    116,200    116,200
                            ------------------------------------------------------
Other Debt and Preferred    3,624,744  3,712,677  3,800,611   3,888,544  3,976,477
  Stock

Rate Reduction Bonds        1,141,123  1,083,768  1,030,788    973,187    917,436
Common Equity               2,723,791  2,752,630  2,781,468  2,810,307  2,839,145
                            -----------------------------------------------------
Total Capitalization        7,489,659  7,549,075  7,612,866  7,672,037  7,733,058
                            =====================================================


Other Debt and Preferred          48.4%      49.2%      49.9%      50.7%     51.4%
  Stock
Rate Reduction Bonds              15.2%      14.4%      13.5%      12.7%     11.9%
Common Equity                     36.4%      36.5%      36.5%      36.6%     36.7%
                                  ------------------------------------------------
Total Capitalization             100.0%     100.0%     100.0%     100.0%    100.0%
                                 =================================================




                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Capitalization Without Rate
Reduction Bonds
---------------------------

Short-Term Debt                  1,043     4,448     61,966    119,484    177,001   234,519     223,910    213,302    202,693
Long-Term Debt               2,928,657 2,955,134  2,996,818  3,038,501  3,080,185 3,121,869   3,170,517  3,219,165  3,267,813
Preferred Stock                116,200   116,200    116,200    116,200    116,200   116,200     116,200    116,200    116,200
                             ------------------------------------------------------------------------------------------------
Other Debt and Preferred     3,045,900 3,075,782  3,174,984  3,274,185  3,373,386 3,472,588   3,510,627  3,548,666  3,586,705
  Stock


Common Equity                2,318,909 2,331,366  2,354,281  2,377,196  2,400,111 2,423,026   2,498,217  2,573,409  2,648,600

                             ------------------------------------------------------------------------------------------------
Total Capitalization         5,364,809 5,407,148  5,529,265  5,651,381  5,773,497 5,895,614   6,008,844  6,122,075  6,235,305
                             ================================================================================================


Other Debt and Preferred Sto      56.8%     56.9%      57.4%      57.9%      58.4%     58.9%      58.4%      58.0%      57.5%
Rate Reduction Bonds               0.0%      0.0%       0.0%       0.0%       0.0%      0.0%       0.0%       0.0%       0.0%
Common Equity                     43.2%     43.1%      42.6%      42.1%      41.6%     41.1%      41.6%      42.0%      42.5%

                             ------------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                             ================================================================================================


                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                            ---------- ---------- ---------- ---------- ----------
Capitalization Without Rate
Reduction Bonds
---------------------------

Short-Term Debt               192,084    226,276    260,468    294,660    328,852
Long-Term Debt              3,316,460  3,370,201  3,423,943  3,477,684  3,531,425
Preferred Stock               116,200    116,200    116,200    116,200    116,200
                            -----------------------------------------------------
Other Debt and Preferred    3,624,744  3,712,677  3,800,611  3,888,544  3,976,477
  Stock


Common Equity               2,723,791   2,752,630 2,781,468  2,810,307  2,839,145

                            -----------------------------------------------------
Total Capitalization        6,348,535   6,465,307 6,582,079  6,698,850  6,815,622
                            =====================================================


Other Debt and Preferred Sto      57.1%      57.4%      57.7%      58.0%     58.3%
Rate Reduction Bonds              0.0%       0.0%       0.0%       0.0%      0.0%
Common Equity                     42.9%      42.6%      42.3%      42.0%     41.7%
                            ------------------------------------------------------
Total Capitalization             100.0%     100.0%     100.0%     100.0%    100.0%
                            =======================================================

(1)  The Company's September 2004 5-Year Forecast is the source of
     projected year-end data.   Projected quarterly data is derived on
     a straight-line basis from the year-end data, with the exception of Rate Reduction Bond balances that could be taken from fixed amortization schedules.

Schedule K.1


The Connecticut Light and Power Company
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)

                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt                 46,225    51,992     53,714     55,435     57,157    58,878     61,616     64,354     67,092
Long-Term Debt               1,051,922 1,053,356  1,092,019  1,130,682  1,169,344 1,208,007  1,256,992  1,305,976  1,354,961
Preferred Stock                116,200   116,200    116,200    116,200    116,200   116,200    116,200    116,200    116,200
                             --------------------------------------------------------------------------------------------------
Other Debt and Preferred     1,214,347 1,221,548  1,261,932  1,302,317  1,342,701 1,383,085  1,434,808  1,486,530  1,538,253
    Stock

Rate Reduction Bonds         1,026,389   995,233    958,485    926,870    890,009   856,479    817,304    783,262    743,899

Common Equity                  786,028   852,894    886,582    920,271    953,959   987,647  1,021,830  1,056,012  1,090,195

                             ------------------------------------------------------------------------------------------------
Total Capitalization         3,026,764 3,069,675  3,106,999  3,149,457  3,186,669 3,227,211  3,273,941  3,325,804  3,372,346
                             ------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------

Other Debt and Preferred         40.1%     39.8%      40.6%      41.4%      42.1%     42.9%      43.8%      44.7%      45.6%
  Stock
Rate Reduction Bonds              33.9%    32.4%      30.8%      29.4%      27.9%     26.5%      25.0%      23.6%     22.1%
Common Equity                     26.0%    27.8%      28.5%      29.2%      29.9%     30.6%      31.2%      31.8%     32.3%
                             ------------------------------------------------------------------------------------------------
Total Capitalization             100.0%   100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%    100.0%
                             ------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------




The Connecticut Light and Power Company
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)


                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                            ---------- ---------- ---------  ---------- ----------
SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt                69,830     68,794     67,758     66,721     65,685
Long-Term Debt              1,403,945  1,451,817  1,499,690  1,547,562  1,595,434
Preferred Stock               116,200    116,200    116,200    116,200    116,200
                            ------------------------------------------------------

Other Debt and Preferred    1,589,975  1,636,811  1,683,647  1,730,483  1,777,319
    Stock

Rate Reduction Bonds          707,864    666,103    629,488    587,443    548,686

Common Equity               1,124,377  1,169,456  1,214,536  1,259,615  1,304,694

                            -----------------------------------------------------
Total Capitalization        3,422,216  3,472,370  3,527,671  3,577,541  3,630,699
                            -----------------------------------------------------
                            -----------------------------------------------------


Other Debt and Preferred        46.5%      47.1%      47.7%      48.4%      49.0%
  Stock
Rate Reduction Bonds            20.7%      19.2%      17.8%      16.4%      15.1%
Common Equity                   32.9%      33.7%      34.4%      35.2%      35.9%

                               ---------------------------------------------------
Total Capitalization           100.0%     100.0%     100.0%     100.0%     100.0%
                               ---------------------------------------------------
                               ---------------------------------------------------



Capitalization Without Rate
  Reduction Bonds
---------------------------

                              Actual    Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                             09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Short-Term Debt                 46,225    51,992     53,714     55,435     57,157      58,878      61,616     64,354     67,092
Long-Term Debt               1,051,922  1,053,356  1,092,019  1,130,682  1,169,344   1,208,007  1,256,992  1,305,976  1,354,961
Preferred Stock                116,200   116,200     116,200    116,200    116,200     116,200    116,200    116,200    116,200
                             --------------------------------------------------------------------------------------------------
Other Debt and Preferred     1,214,347  1,221,548  1,261,932  1,302,317  1,342,701   1,383,085  1,434,808  1,486,530  1,538,253
  Stock


Common Equity                  786,028    852,894    886,582    920,271    953,959     987,647  1,021,830  1,056,012  1,090,195

                             --------------------------------------------------------------------------------------------------
Total Capitalization         2,000,375  2,074,442  2,148,515  2,222,587  2,296,660   2,370,732  2,456,637  2,542,542  2,628,447
                             --------------------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------------------

Other Debt and Preferred         60.7%      58.9%      58.7%      58.6%      58.5%       58.3%      58.4%      58.5%      58.5%
  Stock
Rate Reduction Bonds              0.0%       0.0%       0.0%       0.0%       0.0%        0.0%       0.0%       0.0%       0.0%
Common Equity                    39.3%      41.1%      41.3%      41.4%      41.5%       41.7%      41.6%      41.5%      41.5%
                             --------------------------------------------------------------------------------------------------
Total Capitalization            100.0%     100.0%     100.0%     100.0%     100.0%      100.0%     100.0%     100.0%     100.0%
                            --------------------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------------------


Capitalization Without Rate
Reduction Bonds
---------------------------

                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                            ---------- ---------- ---------  ---------- ----------

Short-Term Debt                69,830     68,794     67,758     66,721     65,685
Long-Term Debt              1,403,945  1,451,817  1,499,690  1,547,562  1,595,434
Preferred Stock               116,200    116,200    116,200    116,200    116,200
                            ------------------------------------------------------
Other Debt and Preferred    1,589,975  1,636,811  1,683,647  1,730,483  1,777,319
  Stock


Common Equity               1,124,377  1,169,456  1,214,536  1,259,615  1,304,694

                            -----------------------------------------------------
Total Capitalization        2,714,352  2,806,267  2,898,183  2,990,098  3,082,013
                            -----------------------------------------------------
                            -----------------------------------------------------

Other Debt and Preferred        58.6%      58.3%      58.1%      57.9%      57.7%
  Stock
Rate Reduction Bonds              0.0%       0.0%       0.0%       0.0%      0.0%
Common Equity                    41.4%      41.7%      41.9%      42.1%     42.3%
                            -----------------------------------------------------
Total Capitalization            100.0%     100.0%     100.0%     100.0%    100.0%
                            -----------------------------------------------------
                            -----------------------------------------------------




(1)  The Company's September 2004 5-Year Forecast is the source of projected year-end data.   Projected quarterly data is
      derived on a straight-line basis from the year-end data, with the exception of Rate Reduction Bond balances that could be taken from fixed amortization schedules.



Schedule K.1


Public Service Company of New Hampshire
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)

                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt                 22,900    25,873     30,397     34,920     39,444    43,967     46,961     49,955     52,949
Long-Term Debt                 457,188   457,284    462,284    467,284    472,284   477,284    481,034    484,785    488,535
Preferred Stock                      0         0          0          0          0         0          0          0          0
                               ----------------------------------------------------------------------------------------------
Other Debt and Preferred       480,088   483,157    492,681    502,204    511,728   521,251    527,995    534,740    541,484
  Stock

Rate Reduction Bonds           440,476   428,769    418,055    406,068    395,035   382,692    371,121    358,620    346,909
Common Equity                  397,908   396,209    403,949    411,690    419,430   427,170    432,738    438,305    443,873
                               ---------------------------------------------------------------------------------------------
Total Capitalization         1,318,472 1,308,135  1,314,685  1,319,962  1,326,193 1,331,113  1,331,854  1,331,664  1,332,265
                             ===============================================================================================


Other Debt and Preferred         36.4%     36.9%      37.5%      38.0%      38.6%     39.2%      39.6%      40.2%      40.6%
  Stock
Rate Reduction Bonds              33.4%     32.8%      31.8%      30.8%      29.8%     28.7%      27.9%      26.9%      26.0%
Common Equity                     30.2%     30.3%      30.7%      31.2%      31.6%     32.1%      32.5%      32.9%      33.3%
                               ----------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                             =================================================================================================


Public Service Company of New Hampshire
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)

                             Projected  Projected  Projected  Projected  Projected
                             12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                             ---------- ---------- ---------- ---------- ----------

SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
Short-Term Debt                  55,943     58,428     60,913     63,397    65,882
Long-Term Debt                  492,285    497,285    502,285    507,285   512,285
Preferred Stock                       0          0          0          0         0
                             ------------------------------------------------------
Other Debt and Preferred        548,228    555,713    563,198    570,682   578,167
  Stock

Rate Reduction Bonds            333,831    321,497    308,304    295,856   282,018
Common Equity                   449,440    455,710    461,981    468,251   474,521
                             -----------------------------------------------------
Total Capitalization          1,331,499  1,332,920  1,333,482  1,334,789 1,334,706
                             =====================================================

Other Debt and Preferred          41.2%      41.7%      42.2%      42.8%     43.3%
  Stock
Rate Reduction Bonds              25.1%      24.1%      23.1%      22.2%     21.1%
Common Equity                     33.8%      34.2%      34.6%      35.1%     35.6%
                             -----------------------------------------------------
Total Capitalization             100.0%     100.0%     100.0%     100.0%    100.0%
                             =====================================================



                              Actual    Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                             09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
                             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Capitalization Without Rate
  Reduction Bonds
---------------------------
Short-Term Debt                 22,900    25,873     30,397     34,920     39,444    43,967     46,961     49,955     52,949
Long-Term Debt                 457,188   457,284    462,284    467,284    472,284   477,284    481,034    484,785    488,535
Preferred Stock                      0         0          0          0          0         0          0          0          0
                               ------------------------------------------------------------------------------------------------
Other Debt and Preferred       480,088   483,157    492,681    502,204    511,728   521,251    527,995    534,740    541,484
  Stock


Common Equity                  397,908   396,209    403,949    411,690    419,430   427,170    432,738    438,305    443,873

                               ------------------------------------------------------------------------------------------------
Total Capitalization           877,996   879,366    896,630    913,894    931,157   948,421    960,733    973,045    985,356
                               ================================================================================================



Other Debt and Preferred          54.7%     54.9%      54.9%      55.0%      55.0%     55.0%      55.0%      55.0%      55.0%
  Stock
Rate Reduction Bonds               0.0%      0.0%       0.0%       0.0%       0.0%      0.0%       0.0%       0.0%       0.0%
Common Equity                     45.3%     45.1%      45.1%      45.0%      45.0%     45.0%      45.0%      45.0%      45.0%
                               -------------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                             ===================================================================================================


                             Projected  Projected  Projected  Projected  Projected
                             12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007
                             ---------- ---------- ---------- ---------- ----------
Capitalization Without Rate
  Reduction Bonds
---------------------------
Short-Term Debt                  55,943     58,428     60,913     63,397    65,882
Long-Term Debt                  492,285    497,285    502,285    507,285   512,285
Preferred Stock                      0          0          0          0         0
                              -----------------------------------------------------
Other Debt and Preferred        548,228    555,713    563,198    570,682   578,167
  Stock


Common Equity                   449,440    455,710    461,981    468,251   474,521

                               ----------------------------------------------------
Total Capitalization            997,668  1,011,423  1,025,178  1,038,933 1,052,688
                               ====================================================



Other Debt and Preferred           55.0%      54.9%      54.9%      54.9%     54.9%
  Stock
Rate Reduction Bonds                0.0%       0.0%       0.0%       0.0%      0.0%
Common Equity                      45.0%      45.1%      45.1%      45.1%     45.1%
                               -----------------------------------------------------
Total Capitalization              100.0%     100.0%     100.0%     100.0%    100.0%
                               ====================================================

(1)  The Company's September 2004 5-Year Forecast is the source of projected year-end data.   Projected quarterly data is derived
     on a straight-line basis from the year-end data, with the exception of Rate Reduction Bond balances that could be taken from fixed amortization schedules.


Schedule K.1


Western Massachusetts Electric Company
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)

                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006
SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
 Short-Term Debt                34,200    41,898     38,332     34,765     31,199    27,632     29,829     32,025     34,222
 Long-Term Debt                207,451   209,877    217,636    225,394    233,152   240,911    241,245    241,579    241,913
  Preferred Stock                    0         0          0          0          0         0          0          0          0
                               -----------------------------------------------------------------------------------------------
  Other Debt and Preferred     241,651   251,775    255,967    260,159    264,351   268,543    271,073    273,604    276,134
    Stock

Rate Reduction Bonds           125,078   122,489    119,612    116,823    114,098   111,331    108,268    105,293    102,384

Common Equity                  162,225   164,979    168,208    171,437    174,666   177,895    179,675    181,454    183,234

                               ----------------------------------------------------------------------------------------------
Total Capitalization           528,954   539,243    543,787    548,419    553,115   557,769    559,015    560,351    561,751
                               ==============================================================================================

Other Debt and Preferred          45.7%     46.7%      47.1%      47.4%      47.8%     48.1%      48.5%      48.8%      49.2%
  Stock
Rate Reduction Bonds              23.6%     22.7%      22.0%      21.3%      20.6%     20.0%      19.4%      18.8%      18.2%
Common Equity                     30.7%     30.6%      30.9%      31.3%      31.6%     31.9%      32.1%      32.4%      32.6%
                               ----------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                               ==============================================================================================



Western Massachusetts Electric Company
Quarterly Capitalization Ratios
September 30, 2004 to December 31, 2007 (1)

                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007

SEC 30% Test (with Rate
  Reduction Bonds)
-----------------------
 Short-Term Debt               36,418     38,866     41,314     43,762    46,210
 Long-Term Debt               242,246    242,613    242,979    243,345   243,712
  Preferred Stock                   0          0          0          0         0
                              --------------------------------------------------
  Other Debt and Preferred    278,664    281,479    284,293    287,107   289,922
  Stock

Rate Reduction Bonds           99,428     96,168     92,995     89,888    86,731

Common Equity                 185,013    187,039    189,066    191,092   193,118

                             ---------------------------------------------------
Total Capitalization          563,106    564,686    566,353    568,087   569,771
                             ===================================================

Other Debt and Preferred        49.5%      49.8%      50.2%      50.5%     50.9%
  Stock
Rate Reduction Bonds            17.7%      17.0%      16.4%      15.8%     15.2%
Common Equity                   32.9%      33.1%      33.4%      33.6%     33.9%
                              --------------------------------------------------
Total Capitalization           100.0%     100.0%     100.0%     100.0%    100.0%
                              ==================================================



                              Actual   Projected  Projected  Projected  Projected  Projected  Projected  Projected  Projected
                            09/30/2004 12/31/2004 03/31/2005 06/30/2005 09/30/2005 12/31/2005 03/31/2006 06/30/2006 09/30/2006

Capitalization Without
  Rate Reduction Bonds
----------------------

 Short-Term Debt                34,200    41,898     38,332     34,765     31,199    27,632     29,829     32,025     34,222
 Long-Term Debt                207,451   209,877    217,636    225,394    233,152   240,911    241,245    241,579    241,913
  Preferred Stock                    0         0          0          0          0         0          0          0          0
                               ----------------------------------------------------------------------------------------------
  Other Debt and Preferred     241,651   251,775    255,967    260,159    264,351   268,543    271,073    273,604    276,134
  Stock


Common Equity                  162,225   164,979    168,208    171,437    174,666   177,895    179,675    181,454    183,234

                               ----------------------------------------------------------------------------------------------
Total Capitalization           403,876   416,754    424,175    431,596    439,017   446,438    450,748    455,058    459,368
                               ==============================================================================================


Other Debt and Preferred          59.8%     60.4%      60.3%      60.3%      60.2%     60.2%      60.1%      60.1%      60.1%
  Stock
Rate Reduction Bonds               0.0%      0.0%       0.0%       0.0%       0.0%      0.0%       0.0%       0.0%       0.0%
Common Equity                     40.2%     39.6%      39.7%      39.7%      39.8%     39.8%      39.9%      39.9%      39.9%
                               -----------------------------------------------------------------------------------------------
Total Capitalization             100.0%    100.0%     100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
                               ===============================================================================================



                            Projected  Projected  Projected  Projected  Projected
                            12/31/2006 03/31/2007 06/30/2007 09/30/2007 12/31/2007

Capitalization Without
  Rate Reduction Bonds
----------------------

 Short-Term Debt               36,418     38,866     41,314     43,762    46,210
 Long-Term Debt               242,246    242,613    242,979    243,345   243,712
  Preferred Stock                   0          0          0          0         0
                              ---------------------------------------------------
  Other Debt and Preferred    278,664    281,479    284,293    287,107   289,922
  Stock


Common Equity                  185,013    187,039    189,066    191,092   193,118

                               --------------------------------------------------
Total Capitalization           463,677    468,518    473,359    478,199   483,040
                               ==================================================


Other Debt and Preferred          60.1%      60.1%      60.1%      60.0%     60.0%
  Stock
Rate Reduction Bonds               0.0%       0.0%       0.0%       0.0%      0.0%
Common Equity                     39.9%      39.9%      39.9%      40.0%     40.0%
                               ---------------------------------------------------
Total Capitalization             100.0%     100.0%     100.0%     100.0%    100.0%
                               ===================================================

(1)  The Company's September 2004 5-Year Forecast is the source of projected year-end data.   Projected quarterly data is derived
     on a straight-line basis from the year-end data, with the exception of Rate Reduction Bond balances that could be taken from fixed amortization schedules.
